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                                                                    EXHIBIT 23.2

                               [KPMG LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
IDEC Pharmaceuticals Corporation:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

San Diego, California
September 27, 1996